UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-21969

                                 The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                            Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund Semiannual Report — June 30, 2012	Mario J. Gabelli, CFA

To Our Shareholders,

For the six months ended June 30, 2012, the net asset value (“NAV”) total return of The GDL Fund was 1.9%, compared with a total return of 0.04% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 6.4%. The Fund’s NAV per share was $13.57, while the price of the publicly traded shares closed at $11.91 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a) (Unaudited)					Since Inception (01/31/07)
	Year to Date	1 Year	3 Year	5 Year
GDL Fund
NAV Total Return (b)	1.94%	(1.37)%	3.32%	1.65%	2.07%
Investment Total Return (c)	6.36	(1.36)	5.75	0.97	(0.17)
3 Month U.S. Treasury Bill Index	0.04	0.05	0.09	0.75	1.05
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2012:

The GDL Fund

Long Positions
U.S. Government Obligations	35.5%
Health Care	8.0%
Aerospace and Defense	7.8%
Energy and Utilities	7.7%
Food and Beverage	5.3%
Business Services	4.2%
Telecommunications	4.1%
Diversified Industrial	3.9%
Semiconductors	3.0%
Transportation	2.9%
Media	2.8%
Financial Services	2.6%
Retail	2.3%
Automotive: Parts and Accessories	1.8%
Computer Software and Services	1.4%
Equipment and Supplies	1.3%
Specialty Chemicals	1.2%
Cable and Satellite	1.1%
Computer Hardware	0.9%
Electronics	0.7%

Consumer Products and Services	0.6%
Metals and Mining	0.3%
Machinery	0.2%
Pharmaceuticals	0.2%
Building and Construction	0.1%
Aerospace	0.1%
Health Care Equipment and Supplies	0.0%
Educational Services	0.0%
Real Estate	0.0%
Publishing	0.0%
Hotels and Gaming	0.0%

100.0%

Short Positions
Diversified Industrial	(0.9)%
Electronics	(0.3)%
Energy and Utilities	(1.2)%
Health Care	(2.3)%

(4.7)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The GDL Fund

Schedule of Investments — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 63.3%
	Aerospace and Defense — 7.8%
40,000	Exelis Inc.	$534,194	$394,400
247,000	Goodrich Corp.	29,988,982	31,344,300
13,000	Kratos Defense & Security Solutions Inc.†	149,573	75,920
80,000	Micronetics Inc.†	1,169,848	1,177,600
76,000	The Allied Defense Group Inc.†(a)	534,467	239,400
30,100	Umeco plc	270,372	258,097

		32,647,436	33,489,717

	Automotive: Parts and Accessories — 1.8%
500,000	HUGHES Telematics Inc.†	5,921,306	5,975,000
190,000	The Pep Boys - Manny, Moe & Jack	2,392,310	1,881,000

		8,313,616	7,856,000

	Building and Construction — 0.1%
23,000	Fortune Brands Home & Security Inc.†	282,741	512,210
6,392	Nibe Industrier AB, Cl. B	105,686	86,874
2,000	WSP Group plc	13,432	13,563

		401,859	612,647

	Business Services — 4.2%
5,000	Acxiom Corp.†	55,055	75,550
330,000	Ariba Inc.†	14,784,273	14,770,800
92,138	Clear Channel Outdoor Holdings Inc., Cl. A†	148,746	554,671
4,000	Diebold Inc.	112,069	147,640
15,000	EDGAR Online Inc.†	16,275	16,200
30,000	Interline Brands Inc.†	753,720	752,100
2,000	Logica plc	3,357	3,320
100,000	Miranda Technologies Inc.†	1,644,522	1,663,884

		17,518,017	17,984,165

	Cable and Satellite — 1.1%
10,000	AMC Networks Inc., Cl. A†	250,315	355,500
230,000	British Sky Broadcasting Group plc	2,551,010	2,508,888
45,000	Cablevision Systems Corp., Cl. A	530,414	598,050
60,000	Knology Inc.†	1,181,134	1,180,200

		4,512,873	4,642,638

	Computer Software and Services — 1.4%
434,795	EasyLink Services International Corp., Cl. A†	3,140,845	3,147,916
25,000	eResearchTechnology Inc.†	197,940	199,750
3,000	Mentor Graphics Corp.†	19,025	45,000
35,000	Quest Software Inc.†	831,166	974,750
21,600	Soapstone Networks Inc.†	0	106

Shares		Cost	Market Value
107,000	Yahoo! Inc.†	$2,092,201	$1,693,810

		6,281,177	6,061,332

	Consumer Products and Services — 0.6%
75,000	Avon Products Inc.	1,563,541	1,215,750
29,000	Harman International Industries Inc.	1,074,175	1,148,400
8,000	Heelys Inc.†	20,860	15,280
1,000	JAKKS Pacific Inc.	18,493	16,010
2,000	Prestige Brands Holdings Inc.†	30,115	31,620

		2,707,184	2,427,060

	Diversified Industrial — 3.9%
130,000	Cooper Industries plc	9,110,323	8,863,400
22,000	ITT Corp.	498,047	387,200
300,000	LeCroy Corp.†	4,264,486	4,278,000
125,000	Myers Industries Inc.	2,268,898	2,145,000
60,000	Smiths Group plc	1,029,648	953,783

		17,171,402	16,627,383

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	46,025	34,680

	Electronics — 0.7%
1,000	Aleo Solar AG†	29,951	24,019
211,700	Alliance Semiconductor Corp.†	1,035,247	44,457
92,000	Bel Fuse Inc., Cl. A	2,609,624	1,666,120
3,500	CSR plc, ADR	51,380	48,020
480,000	Laird plc	1,516,832	1,406,524
1,000	Zygo Corp.†	8,235	17,860

		5,251,269	3,207,000

	Energy and Utilities — 7.7%
48,000	Atlas Energy LP	658,781	1,464,475
4,000	Atlas Resource Partners LP	46,909	108,000
50,831	CE Franklin Ltd.†	622,099	634,371
200,000	Cove Energy plc†	679,839	837,888
266,703	CREDO Petroleum Corp.†	3,834,511	3,859,192
270,000	Dragon Oil plc.	1,655,626	2,289,784
88,000	Endesa SA	2,344,059	1,540,724
4,000	Ensco plc, Cl. A	214,200	187,880
6,000	GeoResources Inc.†	220,633	219,660
19,000	Heritage Oil plc†	97,265	36,601
1,000	Nautical Petroleum plc†	7,224	7,173
1,000	Newave Energy Holding SA†	59,846	58,210
32,000	NRG Energy Inc.†	734,310	555,520
1,000	Origin Energy Ltd.	15,738	12,487
85,000	Progress Energy Inc.	3,798,296	5,114,450
200,000	Progress Energy Resources Corp	3,944,713	3,942,638
2,000	Silverwillow Energy Corp.†	2,261	1,866
250,000	Sunoco Inc.	12,357,253	11,875,000
5,000	Superior Energy Services Inc.†	157,200	101,150
3,000	Venoco Inc.†	32,924	30,030

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
400	Walter Energy Inc.	$24,100	$17,664
100,000	WesternZagros Resources Ltd.†	303,795	89,382
1	Whitecap Resources Inc.†	9	6

		31,811,591	32,984,151

	Equipment and Supplies — 1.3%
115,000	Elster Group SE, ADR†	2,338,329	2,334,500
511,000	Gerber Scientific Inc., Escrow†(a)	0	5,110
330,000	SRS Labs Inc.†	3,101,516	2,970,000
1,000	The Middleby Corp.†	23,710	99,610

		5,463,555	5,409,220

	Financial Services — 2.6%
5,000	CNinsure Inc., ADR†	77,552	34,200
221,351	Delphi Financial Group Inc.†(a)	0	138,344
560,000	Edelman Financial Group Inc.	4,916,486	4,872,000
90,000	First Niagara Financial Group Inc.	1,258,581	688,500
5,500	NYSE Euronext	156,256	140,690
28,000	Pacific Capital Bancorp†	1,268,977	1,280,440
200,000	SLM Corp.	2,697,765	3,142,000
51,000	The Charles Schwab Corp.	936,585	659,430

		11,312,202	10,955,604

	Food and Beverage — 5.3%
11,000	Beam Inc.	465,345	687,390
210,000	China Huiyuan Juice Group Ltd.†	183,873	74,711
225,000	DE Master Blenders 1753 NV	2,927,677	2,537,016
10,000	Grupo Modelo SAB de CV, Cl. C.	88,552	88,428
45,000	Hillshire Brands Co.	1,576,441	1,304,550
1,650,000	Parmalat SpA	5,864,622	3,119,590
13,000	Post Holdings Inc.†	320,851	399,750
37,000	Ralcorp Holdings Inc.†	2,563,365	2,469,380
1,000	Reddy Ice Holdings Inc.†(a)	739	20
750,000	Viterra Inc.	12,001,504	11,897,161

		25,992,969	22,577,996

	Health Care — 7.8%
1,000	Actelion Ltd.†	47,364	40,984
3,000	AMAG Pharmaceuticals Inc.†	43,128	46,200
10,000	ArthroCare Corp.†	56,424	292,800
150,000	Catalyst Health Solutions Inc.†	13,049,258	14,016,000
2,000	Enzon Pharmaceuticals Inc.†	17,870	13,740
65,000	Gen-Probe Inc.†	5,298,883	5,343,000
350,000	Human Genome Sciences Inc.†	5,086,902	4,595,500
17,000	Illumina Inc.†	770,332	686,630
44,500	Indevus Pharmaceuticals Inc., Escrow†(a)	0	48,950
5,000	Integramed America Inc.†	69,085	69,250
1,000	Lexicon Pharmaceuticals Inc.†	1,640	2,250
170,790	Medtox Scientific Inc.†	4,587,203	4,604,498
15,000	ORIGIO A/S†	68,428	70,352

Shares		Cost	Market Value
750,000	Q-Med AB, Escrow†(a)	$0	$0
26,000	Rhoen Klinikum AG	638,936	575,803
200,000	Smith & Nephew plc	2,213,456	1,996,836
100,000	Sun Healthcare Group Inc.†	836,693	837,000
1,000	Synageva BioPharma Corp.†	17,875	40,560
17,000	WuXi PharmaTech Cayman Inc., ADR†	281,029	240,040

		33,084,506	33,520,393

	Health Care Equipment and Supplies — 0.0%
2,000	Oridion Systems Ltd.†	44,842	46,252

	Hotels and Gaming — 0.0%
1,000	MGM Resorts International†	2,620	11,160

	Machinery — 0.2%
42,000	Xylem Inc.	1,215,487	1,057,140

	Media — 2.8%
10,000	APN News & Media Ltd.	47,638	6,755
250,000	Astral Media Inc., Cl. A.	12,214,852	11,992,928
2,500	Astral Media Inc., Cl. B.	134,122	131,004

		12,396,612	12,130,687

	Metals and Mining — 0.3%
28,000	Camino Minerals Corp.†	5,242	2,750
10,000	Commercial Metals Co.	139,568	126,400
25,000	Extorre Gold Mines Ltd.†	104,192	103,379
1,000	Jaguar Mining Inc.†	7,435	1,160
5,000	Lonmin plc.	73,737	60,649
3,000	Lundin Mining Corp.†	19,977	12,435
2,000	Pan American Silver Corp.	45,822	33,851
16,000	Vulcan Materials Co.	606,137	635,360
8,000	Xstrata plc	47,711	100,058

		1,049,821	1,076,042

	Pharmaceuticals — 0.2%
25,000	Amylin Pharmaceuticals Inc.†	670,011	705,750

	Publishing — 0.0%
136,000	SCMP Group Ltd.	48,079	24,192

	Real Estate — 0.0%
5,000	ECO Business-Immobilien AG†	39,976	27,208

	Retail — 2.3%
50,000	Benihana Inc.	806,716	805,500
1,000	Casey’s General Stores Inc.	37,455	58,990
235,000	Collective Brands Inc.†	5,002,492	5,033,700
1,500	Dollar Thrifty Automotive Group Inc.†	88,978	121,440
70,000	PF Chang’s China Bistro Inc.	3,592,514	3,602,900
2,000	Regis Corp.	37,316	35,920

		9,565,471	9,658,450

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Semiconductors — 3.0%
2,500	LTX-Credence Corp.†	$18,894	$16,750
20,000	PLX Technology Inc.†	132,387	127,000
40,000	Ramtron International Corp.†	105,553	120,800
340,000	Standard Microsystems Corp.†	12,381,942	12,542,600

		12,638,776	12,807,150

	Specialty Chemicals — 1.2%
8,000	Ashland Inc.	72,285	554,480
73,032	Georgia Gulf Corp.	2,251,320	1,874,732
3,000	SGL Carbon SE	149,554	117,160
90,000	Solutia Inc.	2,503,867	2,524,500

		4,977,026	5,070,872

	Telecommunications — 4.1%
70,000	AboveNet Inc.†	5,812,638	5,880,000
700,000	Asia Satellite Telecommunications Holdings Ltd.(a)	1,556,319	1,802,796
8,000	BCE Inc.	169,873	329,600
15,200,000	Cable & Wireless Worldwide plc	8,312,231	9,022,254
10,000	SureWest Communications	225,426	210,700
50,000	Tii Network Technologies Inc.†	103,830	106,500

		16,180,317	17,351,850

	Transportation — 2.9%
1,060,000	TNT Express NV	13,250,555	12,393,495

	TOTAL COMMON STOCKS	274,595,274	270,750,234

	RIGHTS — 0.2%
	Health Care — 0.2%
187,200	Adolor Corp., expire
	07/01/19†(a)	0	97,344
201,600	American Medical Alert Corp.†(a)	0	2,016
80,700	Clinical Data Inc., CVR, expire
	04/14/18†(a)	0	76,665
390,000	Sanofi, CVR, expire 12/31/20†	646,125	549,900

	TOTAL RIGHTS	646,125	725,925

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
38,400	Kinder Morgan Inc., expire 05/25/17†	73,152	82,944

	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	1,048	87

	TOTAL WARRANTS	74,200	83,031

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 1.0%
	Aerospace — 0.1%
$ 500,000	GenCorp Inc., Sub. Deb. Cv.,
	4.063%, 12/31/39	$391,866	$509,375

	Computer Hardware — 0.9%
4,000,000	SanDisk Corp., Cv.,
	1.000%, 05/15/13	3,825,839	3,960,000

	TOTAL CONVERTIBLE CORPORATE BONDS	4,217,705	4,469,375

	U.S. GOVERNMENT OBLIGATIONS — 35.5%
151,814,000	U.S. Treasury Bills,
	0.095% to 0.140%††,
	08/02/12 to 12/20/12(b)	151,760,434	151,761,053

TOTAL INVESTMENTS — 100.0%		$431,293,738	427,789,618

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS
4,000,000(c)	Deliver British Pounds in
	exchange for United States
	Dollar 6,264,173(d)	07/27/12	(41,933)

1,657,500(e)	Deliver Canadian Dollars in
	exchange for United States
	Dollars 1,627,003(d)	07/27/12	(11,585)

12,853,000(f)	Deliver Euros in exchange for
	United States Dollar 16,269,250(d)	07/27/12	(253,383)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		(306,901)

Notional Amount		Termination Date

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$ 827,988	Cove Energy plc(g)	04/30/13	8,871
(200,000 Shares)

238,870	Gulf Keystone Petroleum Ltd.(g)	06/27/13	(8,788)
(90,000 Shares)

13,059,636	International Power plc(g)	04/19/13	168,522
(2,000,000 Shares)

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Notional Amount		Termination Date	Unrealized Appreciation/ Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS (Continued)

$ 1,713,999	Umeco plc(g)	04/26/13	$(1,513)

(200,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		167,092

			Market Value
	SECURITIES SOLD SHORT — (4.7)%
	(Proceeds received $19,395,885)		(19,957,750)

Other Assets and Liabilities (Net)			21,889,248

PREFERRED STOCK
(2,879,758 preferred shares outstanding)			(143,987,900)

NET ASSETS — COMMON STOCK
(21,046,179 common shares outstanding)			$285,593,407

NET ASSET VALUE PER COMMON SHARE
($285,593,407 ÷ 21,046,179 shares outstanding)			$13.57

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (4.7)%
	Diversified Industrial — (0.9)%
100,722	Eaton Corp.	$3,977,093	$3,991,613

	Electronics — (0.3)%
38,906	DTS Inc.	1,188,519	1,014,668

	Energy and Utilities — (1.2)%
222,062	Duke Energy Corp.	5,134,358	5,120,750

	Health Care — (2.3)%
99,090	SXC Health Solutions Corp.	9,095,915	9,830,719

	TOTAL SECURITIES SOLD SHORT	$19,395,885	$19,957,750

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $2,410,645 or 0.56% of total investments.

(b)	At June 30, 2012, $70,945,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.
(c)	Principal amount denoted in British Pounds.
(d)	At June 30, 2012, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(e)	Principal amount denoted in Canadian Dollars.
(f)	Principal amount denoted in Euros.
(g)	At June 30, 2012, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	%of Market Value	Market Value
Long Positions
North America	87.3%	$373,389,204
Europe.	11.7	49,827,022
Africa/Middle East	0.5	2,289,784
Asia/Pacific	0.5	2,195,180
Latin America	0.0	88,428

Total Investments	100.0%	$427,789,618

Short Positions
North America	(4.7)%	$(19,957,750)

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $431,293,738)	$427,789,618
Foreign currency, at value (cost $285,602)	286,583
Cash	3,508,193
Deposit at brokers	10,862,315
Receivable for investments sold	63,005,580
Dividends and interest receivable	904,128
Deferred offering expense	562,367
Unrealized appreciation on swap contracts	177,393
Prepaid expenses	5,409

Total Assets	507,101,586

Liabilities:
Securities sold short, at value (proceeds $19,395,885)	19,957,750
Distributions payable	71,994
Payable for investments purchased	55,828,733
Payable for investment advisory fees	1,209,441
Payable for payroll expenses	23,521
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign exchange contracts	306,901
Unrealized depreciation on swap contracts	10,301
Series B Cumulative Preferred Shares, callable and mandatory redemption 03/26/18 (See Notes 2 and 5)	143,987,900
Other accrued expenses	107,888

Total Liabilities	221,508,179

Net Assets Attributable to Common Shareholders	$285,593,407

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$292,807,074
Accumulated net investment loss	(3,720,255)
Accumulated net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	683,645
Net unrealized depreciation on investments	(3,504,120)
Net unrealized depreciation on securities sold short	(561,865)
Net unrealized appreciation on swap contracts	167,092
Net unrealized depreciation on foreign currency translations	(278,164)

Net Assets	$285,593,407

Net Asset Value per Common Share:
($285,593,407 ÷ 21,046,179 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$13.57

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $111,527)	$2,362,563
Interest	187,131

Total Investment Income	2,549,694

Expenses:
Investment advisory fees	2,124,665
Interest expense on preferred shares	3,539,165
Trustees’ fees	75,509
Shareholder communications expenses	69,630
Offering expense for issuance of preferred shares	49,454
Legal and audit fees	41,859
Payroll expenses	35,106
Custodian fees.	27,211
Accounting fees	22,500
Shareholder services fees	8,802
Miscellaneous expenses	44,351

Total Expenses	6,038,252

Net Investment Loss	(3,488,558)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	4,663,172
Net realized loss on securities sold short	(115,104)
Net realized loss on swap contracts	(888,661)
Net realized gain on foreign currency transactions	2,007,348

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	5,666,755

Net change in unrealized appreciation/depreciation:
on investments	4,243,928
on securities sold short	(453,561)
on swap contracts	137,760
on foreign currency translations	(400,382)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	3,527,745

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	9,194,500

Net Increase in Net Assets Resulting from Operations	5,705,942

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$5,705,942

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations:
Net investment loss	$(3,488,558)	$(11,638,214)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	5,666,755	19,987,767
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	3,527,745	(4,390,165)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	5,705,942	3,959,388

Distributions to Common Shareholders:
Net investment Income	—	(330,374)
Net realized short-term gain	(3,638,301)*	(8,220,176)
Net realized long-term gain.	—	(47,463)
Return of capital	(9,836,889)*	(18,441,946)

Total Distributions to Common Shareholders	(13,475,190)	(27,039,959)

Fund Share Transactions:
Net decrease from repurchase of common shares	(404,487)	(1,133,250)

Net Decrease in Net Assets from Fund Share Transactions.	(404,487)	(1,133,250)

Net Decrease in Net Assets Attributable to Common Shareholders	(8,173,735)	(24,213,821)

Net Assets Attributable to Common Shareholders:
Beginning of period	293,767,142	317,980,963

End of period (including undistributed net investment income of $0 and $0, respectively)	$285,593,407	$293,767,142

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2012 (Unaudited)

Net increase in net assets resulting from operations	$5,705,942

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(498,614,433)
Proceeds from sales of investment securities	499,861,105
Proceeds from short sales of investment securities	19,395,885
Net sales of short-term investment securities	13,490,981
Net realized gain on investments	(4,663,172)
Net realized loss on securities sold short	115,104
Net change in unrealized appreciation/depreciation on investments and swap contracts	(4,381,688)
Net amortization of premium/(discount)	(122,949)
Increase in unrealized depreciation on forward foreign exchange contracts	429,108
Net change in unrealized appreciation/depreciation on securities sold short	453,561
Increase in receivable for investments sold	(59,943,867)
Increase in payable for investments purchased	55,332,359
Increase in deposit at broker	(9,947,716)
Increase in dividends and interest receivable	(689,402)
Decrease in deferred offering expense	43,683
Increase in prepaid expense	(5,409)
Decrease in payable for investment advisory fees	(292,121)
Decrease in payable for payroll expenses	(13,408)
Decrease in other accrued expenses	(35,520)
Decrease in distributions payable	(67,994)
Net cash provided by operating activities	16,050,049

Distributions paid to Common Shareholders	(13,475,190)
Decrease from repurchase of common shares	(404,487)

Net cash used in financing activities	(13,879,677)

Net increase in cash	2,170,372

Cash (including foreign currency):
Beginning of period	1,624,404

End of period	$3,794,776

Supplemental disclosure of cash flow information:
Interest expense on preferred shares	$3,539,165

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)									Period Ended December 31, 2007 (a)
			Year Ended December 31,
			2011		2010		2009		2008
Operating Performance:
Net asset value, beginning of period	$13.94		$15.02		$15.84		$16.20		$18.50	$19.06	(b)

Net investment income/(loss)	(0.17)		(0.55)		(0.56)		(0.54)		0.18	0.37
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions.	0.44		0.74		1.02		1.46		(0.89)	0.27

Total from investment operations	0.27		0.19		0.46		0.92		(0.71)	0.64

Distributions to Common Shareholders:
Net investment income	—		(0.02)		—		—		(0.18)	(0.30)
Net realized gain	(0.17	)*	(0.39)		(0.03)		—		(0.43)	(0.90)
Return of capital	(0.47	)*	(0.87)		(1.25)		(1.28)		(0.99)	—

Total distributions to common shareholders	(0.64)		(1.28)		(1.28)		(1.28)		(1.60)	(1.20)

Common Share Transactions:
Increase in net asset value from common share transactions	—		—		—		—		0.01	0.00	(c)
Increase/(decrease) in net asset value from repurchase of common shares	0.00	(c)	0.01		(0.00	)(c)	(0.00	)(c)	—	—
Recapture of gain on sale of Fund shares by an affiliate	—		—		0.00	(c)	—		—	—

Total fund share transactions	0.00	(c)	0.01		0.00	(c)	0.00	(c)	0.01	0.00	(c)

Net Asset Value, End of Period	$13.57		$13.94		$15.02		$15.84		$16.20	$18.50

NAV total return †	1.94%		1.26%		3.07%		5.90%		(4.06)%	3.35	%**

Market value, end of period	$11.91		$11.80		$13.37		$14.41		$13.14	$15.96

Investment total return ††	6.36%		(2.51)%		1.72%		20.03%		(8.39)%	(14.55	)%***

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$429,581		$437,755		$413,993		$431,498		—	—
Net assets attributable to common shares, end of period (in 000’s)	$285,593		$293,767		$317,981		$335,486		$343,657	$394,017
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs(d)(e)	(2.37	)%(f)	(3.71)%		(3.60)%		(3.35)%		1.02%	2.12	%(f)
Ratio of operating expenses including interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares(d)(e)	4.11	%(f)	4.89%		4.39%		4.67%		0.67%	0.64	%(f)
Ratio of operating expenses excluding the effect of dividends on securities sold short to average net assets attributable to common shares	4.11	%(f)	4.87%		4.39%		4.67%		0.67%	0.64	%(f)
Ratio of operating expenses excluding interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares	2.76	%****(f)	1.56	%****	1.89	%****	2.53%		0.65%	0.62	%(f)
Portfolio turnover rate	184%		336%		365%		371%		334%	177	%†††

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,				Period Ended December 31, 2007 (a)
		2011	2010	2009	2008
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (g)
Liquidation value, end of period (in 000’s)	—	—	$96,012	$96,012	—	—
Total shares outstanding (in 000’s)	—	—	1,920	1,920	—	—
Liquidation preference per share	—	—	$50.00	$50.00	—	—
Average market value(h)	—	—	$53.05	$53.40	—	—
Asset coverage per share	—	—	$215.59	$224.71	—	—
Asset coverage	—	—	431%	449%	—	—
Series B Cumulative Preferred Shares (i)
Liquidation value, end of period (in 000’s)	$143,988	$143,988	—	—	—	—
Total shares outstanding (in 000’s)	2,880	2,880	—	—	—	—
Liquidation preference per share	$50.00	$50.00	—	—	—	—
Average market value(h)	$50.86	$52.46	—	—	—	—
Asset coverage per share	$149.17	$152.01	—	—	—	—
Asset coverage	298%	304%	—	—	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††

Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
**	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
***	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan.
****	The ratio includes amortization of offering costs on preferred shares.
(a)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.
(b)	The beginning of period NAV reflects a $0.04 reduction of costs associated with the initial public offering.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares and offering costs include amounts relating to the 8.50% Series A Preferred Shares from its issuance in 2009 to its repayment in 2011 and to the Series B Preferred Shares from its issuance in 2011 through June 30, 2012 (see Footnotes 2 and 5).

(e)

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”) . Including such Custodian Fee Credits, the expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.66% and 0.63%, respectively. For the six months ended June 30, 2012 and the years ended December 31, 2011 and 2010, there were no Custodian Fee Credits, and for the year ended December 31, 2009, the effect of Custodian Fee Credits was minimal.

(f)	Annualized.
(g)	Series A Cumulative Preferred Shares were first issued on February 6, 2009 and were redeemed on May 31, 2011.
(h)	Based on weekly prices.
(i)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. The GDL Fund (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$5,404,110	—	$5,110	$5,409,220
Financial Services	10,817,260	—	138,344	10,955,604
Food and Beverage	22,577,976	—	20	22,577,996
Health Care	33,471,443	—	48,950	33,520,393
Other Industries (a)	198,287,021	—	—	198,287,021
Total Common Stocks	270,557,810	—	192,424	270,750,234
Rights(a)	549,900	—	176,025	725,925
Warrants(a)	83,031	—	—	83,031
Convertible Corporate Bonds(a)	—	$4,469,375	—	4,469,375
U.S. Government Obligations	—	151,761,053	—	151,761,053
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$271,190,741	$156,230,428	$368,449	$427,789,618
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short(a)	$(19,957,750)	$—	$—	$(19,957,750)

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/12
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	$—	$177,393	$—	$177,393
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	$—	$(10,301)	$—	$(10,301)
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(306,901)	—	(306,901)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$—	$(139,809)	$—	$(139,809)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at June 30, 2012 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
	Market Value	One Month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$ 827,988 (200,000 Shares)	Cove Energy plc	Cove Energy plc	4/30/13	$8,871
238,870 (90,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/27/13	(8,878)
13,059,636 (2,000,000 Shares)	International Power plc	International Power plc	4/19/13	168,522
1,713,999 (200,000 Shares)	Umeco plc	Umeco plc	4/26/13	(1,513)

				$167,002

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2012 had an average monthly notional amount of approximately $9,802,231.

    Future Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2012, the Fund held no investments in futures contracts.

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2012 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the six months ended June 30, 2012 had an average monthly notional amount of approximately $46,967,279.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Fair Values of Derivative Instruments as of June 30, 2012:

The following table presents the value of derivatives held as of June 30, 2012 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Assets:
Equity Contracts	Assets, Unrealized appreciation on swap contracts	$177,393
Liabilities:
Forward Currency Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(306,901)
Equity Contracts	Liabilities, Unrealized depreciation on swap contracts	(10,301)

Total		$(139,809)

Effect of Derivative Instruments on the Statement of Operations during the Six Months June 30, 2012:

The following table presents the effect of derivatives on the Statement of Operations during the six months ended June 30, 2012 by primary risk exposure:

Derivative Contracts	Realized gain/(loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Equity Contracts	$(888,661)	$137,760
Forward Currency Exchange Contracts	866,990	(429,108)

Net	$(21,671)	$(291,348)

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at June 30, 2012 are reflected within the Schedule of Investments.

Series B Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of gains on investments in passive foreign investment companies, capital gain adjustments on sale of investments in real estate investment trusts, recharacterization of distributions, disallowed expenses related to the offering expense on preferred shares, and tax treatment of swap gains and losses. These reclassifications have no impact on the NAV of the Fund.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long-term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Any paid-in capital that is a component of a distribution and is not sourced from net investment income or realized gains of the Fund should not be considered as yield or total return on an investment from the Fund, respectively.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Year Ended December 31, 2011
	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$8,550,550	$10,396,774
Long-term capital gain	47,463	—
Return of capital	18,441,946	—

Total distributions paid	$27,039,959	$10,396,774

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, and foreign currency translations	$(9,141,320)
Other temporary differences*	(139,988)

Total	$(9,281,308)

*	Other temporary differences were primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized depreciation at June 30, 2012:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$432,624,077	$10,435,121	$(15,269,580)	$(4,834,459)
Securities sold short	(19,395,885)	187,458	(749,323)	(561,865)

		$10,622,579	$(16,018,903)	$(5,396,324)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the six months ended June 30, 2012, the Fund accrued a $1,033,345 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2012, the Fund paid brokerage commissions on security trades of $114,120 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2012, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2012, the Fund paid or accrued $35,106 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $493,672,661 and $495,920,643, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share.

Transactions in shares of beneficial interest for the six months ended June 30, 2012 and the year ended December 31, 2011 were as follows:

	Six Months Ended June 30, 2012, (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Shares repurchased	32,510	$404,487	89,021	$1,133,250

The Fund filed a shelf registration statement with the SEC, which became effective August 6, 2008. Under this shelf registration statement, on February 10, 2009, the Fund issued 1,920,242 Series A 8.50% Cumulative Callable Preferred Shares (liquidation preference, $50 per share) (“Series A Preferred Shares”), $0.001 par value, and received $95,532,039 (after solicitation fees paid to Gabelli & Company, Inc. as dealer manager of $480,061). On May 31, 2011, the Fund called all 1,697,246 outstanding Series A Preferred Shares at the redemption price of $50 plus accumulated and unpaid dividends to the redemption date of $0.7674 per share.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Also under this shelf registration statement, the Fund completed an additional rights offering whereby three transferable rights were issued for each Series A Preferred Share held as of March 1, 2011. On April 15, 2011, the Fund issued 2,879,758 Series B Cumulative Puttable and Callable Preferred Shares (liquidation preference, $50 per share) (“Series B Preferred Shares”), $0.001 par value, upon the submission of two rights and either $50 or one share of Series A Preferred Shares. The cash proceeds to the Fund from the exercise of the rights totaled $132,550,124 (after deduction of solicitation fees paid to Gabelli & Company, Inc. as dealer manager of $287,976). In addition, subscribing shareholders surrendered 222,996 Series A Preferred Shares at the $50 liquidation preference value totaling $11,149,800 to acquire Series B Preferred Shares.

The Fund retired all Series A Preferred Shares.

The Series B Preferred Shares pay quarterly distributions in March, June, September, and December of each year at an annual dividend rate of 7.00% for the dividend periods ending on or prior to March 26, 2012. On January 24, 2012 the Board reset the annual divided rate to 3.00% on the Series B Preferred on the four dividend periods after March 26, 2012. The annual dividend rate thereafter will be reset by the Board and publicly announced in notices at least sixty days prior to (a) March 26, 2013 for the eight dividend periods ending March 26, 2015, and (b) March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The Series B Preferred Shares may be put back to the Fund during a period after the announcement of a new rate, and may be redeemed by the Fund at any time three years after the issuance date of the Series B Preferred Shares. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and annual dividend rates may be lower than 7.00%, but not less than 3.00% annually. At June 30, 2012, there were 2,879,758 Series B Preferred Shares outstanding and accrued dividends amounted to $71,994.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 14, 2012 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2012 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, CFA, Mario d’Urso, and Michael J. Melarkey as Trustees of the Fund. A total of 17,590,391 votes, 19,765,117 votes, and 19,777,235 votes were cast in favor of these Trustees and a total of 3,239,515 votes, 1,064,789 votes and 1,052,671 votes were withheld for these Trustees, respectively.

Anthony J. Colavita, James P. Conn, Clarence A. Davis, Arthur V. Ferrara, Edward T. Tokar, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TRUSTEES AND OFFICERS

THE GDL FUND

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President & Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Laurissa M. Martire

Vice President

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

	Common	Preferred
NYSE–Symbol:	GDL	GDL PrB
Shares Outstanding:	21,046,179	2,879,758

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/12 through 01/31/12	Common – 5,000 Preferred Series B – N/A	Common – $11.9200 Preferred Series B – N/A	Common – 5,000 Preferred Series B – N/A	Common –21,073,689 Preferred Series B – 2,879,758
Month #2 02/01/12 through 02/29/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,073,689 Preferred Series B – 2,879,758
Month #3 03/01/12 through 03/31/12	Common – 18,800 Preferred Series B – N/A	Common –$12.56305 Preferred Series B – N/A	Common – 18,800 Preferred Series B – N/A	Common – 21,054,889 Preferred Series B – 2,879,758
Month #4 04/01/12 through 04/30/12	Common – 8,710 Preferred Series B – N/A	Common – 12.3000 Preferred Series B – N/A	Common – 8,710 Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Month #5 05/01/12 through 05/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Month #6 06/01/12 through 06/30/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Total	Common – 32,510 Preferred Series B – N/A	Common – $12.4400 Preferred Series B – N/A	Common – 32,510 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/7/12

*	Print the name and title of each signing officer under his or her signature.